Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Inventory, Work in Process and Raw Materials [Abstract]
Raw materials	¥ 27,637	$ 4,236	¥ 24,877
Work in progress	24,849	3,808	19,182
Finished goods	15,535	2,381	14,057
Inventory, Net	¥ 68,021	$ 10,425	¥ 58,116